MONSTER WORLDWIDE, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Revenue	$249,288	$198,619	$720,320	$541,157

Salaries and related	109,332	92,124	315,452	245,946
Office and general	45,931	42,706	139,175	116,454
Marketing and promotion	46,296	37,349	142,434	113,280
Total operating expenses	201,559	172,179	597,061	475,680

Operating income	47,729	26,440	123,259	65,477

Interest and other, net	715	(227)	1,691	(942)

Income from continuing operations before income taxes and equity interests	48,444	26,213	124,950	64,535

Income taxes	16,955	8,532	43,990	21,295
Losses in equity interests	(641)	—	(1,217)	—

Income from continuing operations	30,848	17,681	79,743	43,240

Income (loss) from discontinued operations, net of tax	(27)	2,307	(8,776)	5,393

Net income	$30,821	$19,988	$70,967	$48,633

Basic earnings per share:

Earnings per share from continuing operations	$0.25	$0.15	$0.66	$0.37
Income (loss) per share from discontinued operations, net of tax	—	0.02	(0.07)	0.05
Basic earnings per share*	$0.25	$0.17	$0.59	$0.41

Diluted earnings per share:

Earnings per share from continuing operations	$0.25	$0.15	$0.64	$0.36
Income (loss) per share from discontinued operations, net of tax	—	0.02	(0.07)	0.05
Diluted earnings per share	$0.25	$0.17	$0.57	$0.41

Weighted average shares outstanding:

Basic	122,128	118,584	121,283	117,188

Diluted	124,757	120,351	123,798	119,392

Operating income before depreciation and amortization:

Operating income	$47,729	$26,440	$123,259	$65,477
Depreciation and amortization of intangibles	9,285	9,972	27,744	24,806
Amortization of stock based compensation	540	737	2,042	2,083

Operating income before depreciation and amortization	$57,554	$37,149	$153,045	$92,366

* - Earnings per share does not add in the nine month 2004 period due to rounding

MONSTER WORLDWIDE, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Cash flows provided by operating activities:
Net income	$30,821	$19,988	$70,967	$48,633
Adjustments to reconcile net income to net cash provided by operating activities:
(Income) Loss from discontinued operations, net of tax	27	(2,307)	8,776	(5,393)
Depreciation and amortization of intangibles	9,285	9,972	27,744	24,806
Provision for doubtful accounts	3,597	1,156	7,976	3,457
Tax benefit on stock option exercises and stock based compensation	4,874	83	8,714	1,688
Non-cash compensation	540	737	2,521	2,083
Common stock issued for matching contribution to 401(k) plan	835	202	2,840	3,676
Deferred income taxes	1,625	(117)	11,234	14,634
Minority interests and other	915	62	1,428	394
Changes in assets and liabilities, net of business combinations:
Accounts Receivable	(7,463)	(29,334)	(7,367)	(60,631)
Prepaid and other	(1,359)	3,865	(23,473)	12,152
Deferred revenue	2,351	16,528	12,692	28,180
Accounts payable, accrued liabilities and other	21,081	14,180	56,212	17,970
Net cash used for operating activities of discontinued operations	(793)	7,091	(19,643)	(43,206)
Total adjustments	35,515	22,118	89,654	(190)
Net cash provided by operating activities	66,336	42,106	160,621	48,443

Cash flows used for investing activities:
Capital expenditures	(8,543)	(4,788)	(24,096)	(13,826)
Payments for acquisitions and intangible assets, net of cash acquired	(2,265)	(1,813)	(51,752)	(117,926)
Investment in unconsolidated affiliate	—	—	(50,137)	—
Sale of long-term investment	125	—	2,003	—
Net proceeds (payments) from (for) sale of businesses	(658)	—	49,091	—
Net cash used for investing activities of discontinued operations	—	(1,375)	(710)	(8,870)
Net cash used for investing activities	(11,341)	(7,976)	(75,601)	(140,622)

Cash flows provided by financing activities:
Payments on capital lease obligations	(302)	(339)	(2,137)	(709)
Proceeds from exercise of employee stock options	23,323	978	37,709	11,743
Proceeds from the issuance of common stock	—	—	—	55,673
Repurchase of common stock	—	—	(1,398)	—
Net cash provided by financing activities	23,021	639	34,174	66,707

Effects of exchange rates on cash	(125)	239	(3,596)	429

Net increase (decrease) in cash and cash equivalents	77,891	35,008	115,598	(25,043)
Cash and cash equivalents, beginning of period	235,818	82,204	198,111	142,255
Cash and cash equivalents, end of period	$313,709	$117,212	$313,709	$117,212

Free cash flow:

Net cash provided by operating activities	$66,336	$42,106	$160,621	$48,443
Less: Capital Expenditures	(8,543)	(4,788)	(24,096)	(13,826)
Free cash flow	$57,793	$37,318	$136,525	$34,617

MONSTER WORLDWIDE, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2005	June 30, 2005	December 31, 2004
Assets:

Cash and cash equivalents	$313,709	$235,818	$198,111
Accounts receivable, net	321,243	317,378	318,530
Property and equipment, net	84,542	83,352	81,415
Goodwill and intangibles, net	640,655	640,950	664,738
Other assets	129,086	130,119	68,997
Total assets of discontinued operations	—	—	211,822
Total Assets	$1,489,235	$1,407,617	$1,543,613

Liabilities and Stockholders’ Equity:

Accounts payable, accrued expenses and other	$340,304	$326,099	$308,061
Deferred revenue	248,063	245,713	231,382
Other liabilities	37,578	36,156	23,381
Debt	44,708	40,935	63,237
Total liabilities of discontinued operations	—	—	162,038
Total Liabilities	670,653	648,903	788,099

Stockholders’ Equity	818,582	758,714	755,514

Total Liabilities and Stockholders’ Equity	$1,489,235	$1,407,617	$1,543,613

MONSTER WORLDWIDE, INC.

UNAUDITED OPERATING SEGMENT INFORMATION

(in thousands)

	Monster			Advertising & Communications
Three Months Ended September 30, 2005	North America	International	Total	North America	International	Total	Corporate	Total

Revenue	$161,998	$44,836	$206,834	$21,540	$20,914	$42,454		$249,288
Operating income (loss)	56,646	(2,061)	54,585	2,308	2,139	4,447	$(11,303)	47,729
OIBDA	61,542	356	61,898	3,551	2,574	6,125	(10,469)	57,554

Operating Margin	35.0%	-4.6%	26.4%	10.7%	10.2%	10.5%		19.1%
OIBDA Margin	38.0%	0.8%	29.9%	16.5%	12.3%	14.4%		23.1%
	Monster			Advertising & Communications
Three Months Ended September 30, 2004	North America	International	Total	North America	International	Total	Corporate	Total

Revenue	$126,896	$30,783	$157,679	$19,292	$21,648	$40,940		$198,619
Operating income (loss)	34,998	(356)	34,642	1,657	(11)	1,646	$(9,848)	26,440
OIBDA	40,018	2,588	42,606	2,848	553	3,401	(8,858)	37,149

Operating Margin	27.6%	-1.2%	22.0%	8.6%	-0.1%	4.0%		13.3%
OIBDA Margin	31.5%	8.4%	27.0%	14.8%	2.6%	8.3%		18.7%

	Monster			Advertising & Communications
Nine Months Ended September 30, 2005	North America	International	Total	North America	International	Total	Corporate	Total

Revenue	$462,527	$131,932	$594,459	$60,234	$65,627	$125,861		$720,320
Operating income (loss)	153,011	(5,734)	147,277	4,970	2,679	7,649	$(31,667)	123,259
OIBDA	167,873	1,577	169,450	8,365	4,018	12,383	(28,788)	153,045

Operating Margin	33.1%	-4.3%	24.8%	8.3%	4.1%	6.1%		17.1%
OIBDA Margin	36.3%	1.2%	28.5%	13.9%	6.1%	9.8%		21.2%

	Monster			Advertising & Communications
Nine Months Ended September 30, 2004	North America	International	Total	North America	International	Total	Corporate	Total

Revenue	$347,787	$73,958	$421,745	$54,340	$65,072	$119,412		$541,157
Operating income (loss)	89,391	(1,515)	87,876	3,653	639	4,292	$(26,691)	65,477
OIBDA	102,861	3,729	106,590	7,249	2,308	9,557	(23,781)	92,366

Operating Margin	25.7%	-2.0%	20.8%	6.7%	1.0%	3.6%		12.1%
OIBDA Margin	29.6%	5.0%	25.3%	13.3%	3.5%	8.0%		17.1%

Exhibit 99.2

FINANCIAL SUPPLEMENT

SEPTEMBER 30, 2005

Monster Worldwide is presenting historical financial information and other operating metrics to assist the investment community in evaluating our Company.  We suggest that the notes to this supplement are read in conjunction with the financial tables.  The financial information included in this supplement contains certain non-GAAP financial measures.  These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results.  The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure.  The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement

Presentation

Sale of Directional Marketing division

On June 1, 2005, we completed the sale of our Directional Marketing business, and accordingly, we have restated our historical quarterly and annual information to reflect the disposition.  The historical results of Directional Marketing have been reclassified as discontinued operations for all periods presented.  The financial results from continuing operations reflect the remaining results of our two business segments: Monster and Advertising & Communications.

Reclassifications

The sale of our Directional Marketing business did not include Directional Marketing operations in the United Kingdom.  Our Advertising & Communications management will continue to manage that business, and accordingly, those results have been reclassified into our Advertising & Communications segment.

Segment Presentation

We have reclassified our historical segment information to present a Corporate operating segment, that captures certain direct costs and allocated expenses.  As a result, historical operating expenses, operating income and operating margins associated with our Monster and Advertising & Communications divisions have been restated to reflect this new presentation. Results under our new segment presentation are presented herein to assist investors with evaluating financial performance on a comparable basis.

(1) Non-GAAP financial measures

The information included in this financial supplement contains non-GAAP financial measures.  A non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”).  These measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures reported by other companies.  We believe that our presentation of non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations.  Included in this financial supplement are non-GAAP measures of operating expenses, operating income, income from continuing operations and income taxes, which are adjusted from results based on GAAP to exclude business reorganization, spin-off and other special charges and the related tax effects, in our statements of operations.  In addition, we use these measures for reviewing our financial results and for budgeting and planning purposes.

We have excluded business reorganization and spin-off charges in the 2003 quarters as a means to evaluate period-to-period comparisons.  Additionally, we have reconciled all non-GAAP measures to the nearest GAAP measure for all relevant periods.

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets and amortization of stock based compensation. We consider OIBDA to be an important indicator of our operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock based compensation from period to period, which we believe is useful to management and investors in evaluating our operating performance.  OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Free cash flow is defined as cash flow from operating activities less capital expenditures.  Free cash flow is considered a liquidity measure and provides useful information about our ability to generate cash after investments in property and equipment.  Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.  Free cash flow does not reflect the total change in our cash position for the period and should not be considered a substitute for such a measure.

(2) Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business.  Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain.  In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business.  We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Annualized return on capital employed

Annualized return on capital employed indicates how efficiently our capital is being used to generate revenue.  We calculate annualized return on capital employed as follows:

Annualized operating income / (Total Assets - Current liabilities + Current portion of debt)

Annualized operating income uses historical operating income as originally reported as its basis, unadjusted for any operations discontinued subsequently.  Using annualized operating income, as historically reported, most effectively displays the results of our capital allocation decisions and its ability to generate a return on those decisions.

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity.  We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash per share

We calculate cash per share as follows:

Cash and cash equivalents / Total shares outstanding

Monster Worldwide, Inc.

Quarterly Statements of Operations - Non GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q3 2003	Q4 2003(1)	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	9M 2004	9M 2005

Monster	$103,783	$104,920	$122,162	$141,904	$157,679	$172,164	$189,534	$198,091	$206,834	$421,745	$594,459
Advertising & Communications	34,873	37,279	39,048	39,424	40,940	42,810	42,519	40,888	42,454	119,412	125,861
Revenue	138,656	142,199	161,210	181,328	198,619	214,974	232,053	238,979	249,288	541,157	720,320

Salary and related	62,474	68,133	70,995	81,481	91,387	101,669	99,588	105,030	108,792	243,863	313,410
Office and general	26,772	26,100	28,684	30,230	32,734	34,299	37,144	37,641	36,646	91,648	111,431
Marketing and promotion	28,347	24,704	37,845	38,086	37,349	37,079	48,446	47,692	46,296	113,280	142,434
OIBDA(1)	21,063	23,262	23,686	31,531	37,149	41,927	46,875	48,616	57,554	92,366	153,045

Depreciation expense	5,716	6,012	6,257	6,731	6,903	5,893	6,884	6,947	7,079	19,891	20,910
Amortization of stock based compensation	868	498	474	872	737	639	968	534	540	2,083	2,042
Amortization of intangibles	464	426	605	1,241	3,069	2,329	2,354	2,274	2,206	4,915	6,834
Operating expenses	124,641	125,873	144,860	158,641	172,179	181,908	195,384	200,118	201,559	475,680	597,061

Operating income	14,015	16,326	16,350	22,687	26,440	33,066	36,669	38,861	47,729	65,477	123,259
Interest and other, net	(36)	(179)	(286)	(429)	(227)	(68)	(67)	1,043	715	(942)	1,691
Income from cont. operations, pre-tax	13,979	16,147	16,064	22,258	26,213	32,998	36,602	39,904	48,444	64,535	124,950

Income taxes	4,632	4,709	5,335	7,428	8,532	11,343	13,068	13,967	16,955	21,295	43,990
Losses in equity interests	—	—	—	—	—	—	(209)	(367)	(641)	—	(1,217)
Income from continuing operations	9,347	11,438	10,729	14,830	17,681	21,655	23,325	25,570	30,848	43,240	79,743

Reorganization charges, net of tax	—	(28)	—	—	—	—	—	—	—	—	—
Income (loss) from disc. operations, net of tax	2,876	722	1,676	1,410	2,307	2,816	(2,755)	(5,994)	(27)	5,393	(8,776)

Net income	$12,223	$12,132	$12,405	$16,240	$19,988	$24,471	$20,570	$19,576	$30,821	$48,633	$70,967

Basic earnings per share:
Income from continuing operations	$0.08	$0.10	$0.09	$0.13	$0.15	$0.18	$0.19	$0.21	$0.25	$0.37	$0.66
Net income	$0.11	$0.11	$0.11	$0.14	$0.17	$0.20	$0.17	$0.16	$0.25	$0.41	$0.59

Diluted earnings per share:
Income from continuing operations	$0.08	$0.10	$0.09	$0.12	$0.15	$0.18	$0.19	$0.21	$0.25	$0.36	$0.64
Net income	$0.11	$0.11	$0.11	$0.14	$0.17	$0.20	$0.17	$0.16	$0.25	$0.41	$0.57

Weighted avg. shares outstanding:
Basic shares	112,342	112,838	115,533	117,431	118,584	119,373	120,655	121,049	122,128	117,188	121,283
Diluted shares	115,249	115,514	118,030	120,192	120,351	122,353	123,577	123,181	124,757	119,392	123,798

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Trailing Twelve Months Statistics - Statements of Operations - Non-GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data
Summary P&L Information	Q1 2004(1)	Q2 2004(1)	Q3 2004(1)	Q4 2004	Q1 2005	Q2 2005	Q3 2005

Monster	$431,490	$472,769	$526,665	$593,909	$661,281	$717,468	$766,623
Advertising & Communications	145,533	150,624	156,691	162,222	165,693	167,157	168,671
Revenue	577,023	623,393	683,356	756,131	826,974	884,625	935,294

Salary and related	261,532	283,083	311,996	345,532	374,125	397,674	415,079
Office and general	108,920	111,786	117,748	125,947	134,407	141,818	145,730
Marketing and promotion	122,060	128,982	137,984	150,359	160,960	170,566	179,513
OIBDA(1)	84,511	99,542	115,628	134,293	157,482	174,567	194,972

Depreciation expense	22,018	24,716	25,903	25,784	26,411	26,627	26,803
Amortization of stock based compensation	2,798	2,712	2,581	2,722	3,216	2,878	2,681
Amortization of intangibles	1,933	2,736	5,341	7,244	8,993	10,026	9,163
Operating expenses	519,261	554,015	601,553	657,588	708,112	749,589	778,969

Operating income	57,762	69,378	81,803	98,543	118,862	135,036	156,325
Interest and other, net	(554)	(930)	(1,121)	(1,010)	(791)	681	1,623
Income from con. operations, pre-tax	57,208	68,448	80,682	97,533	118,071	135,717	157,948

Income taxes	19,016	22,104	26,004	32,638	40,371	46,910	55,333
Losses in equity interests	—	—	—	—	(209)	(576)	(1,217)
Income from continuing operations	38,192	46,344	54,678	64,895	77,491	88,231	101,398

Reorganization charges, net of tax	(182)	(28)	(28)	—	—	—	—
Income (loss) from disc. operations, net of tax	8,397	6,684	6,115	8,209	3,778	(3,626)	(5,960)

Net income	$46,407	$53,000	$60,765	$73,104	$81,269	$84,605	$95,438

Basic earnings per share:
Income from continuing operations	$0.34	$0.40	$0.47	$0.55	$0.65	$0.74	$0.84
Net income	$0.41	$0.46	$0.52	$0.62	$0.68	$0.71	$0.79

Diluted earnings per share:
Income from continuing operations	$0.33	$0.40	$0.46	$0.54	$0.64	$0.72	$0.82
Net income	$0.40	$0.45	$0.51	$0.61	$0.67	$0.69	$0.77

Weighted average shares outstanding:
Basic shares	113,143	114,536	116,097	117,738	119,011	119,915	120,801
Diluted shares	115,607	117,246	118,522	120,075	121,618	122,366	123,467

(1) - Trailing twelve months statistics include non-GAAP results in certain periods.   See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Quarterly Statements of Cash Flows

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q3 2003	Q4 2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	9M 2004	9M 2005
Cash flows provided by (used in) operating activities:
Net income	$12,223	$12,132	$12,405	$16,240	$19,988	$24,471	$20,570	$19,576	$30,821	$48,633	$70,967
Adjustments to reconcile net income to cash provided by (used for) operating activities:
Loss from discontinued operations, net of tax	(2,876)	(722)	(1,676)	(1,410)	(2,307)	(2,816)	2,755	5,994	27	(5,393)	8,776
Depreciation and amortization	6,180	6,438	6,862	7,972	9,972	8,222	9,238	9,221	9,285	24,806	27,744
Provision for doubtful accounts	1,765	(243)	938	1,363	1,156	1,853	2,314	2,065	3,597	3,457	7,976
Tax benefit on stock option exercises	805	569	438	1,167	83	5,637	581	3,259	4,874	1,688	8,714
Non cash compensation	868	498	474	872	737	639	1,447	534	540	2,083	2,521
Net loss on disposal and write-off of fixed assets	1,502	(1,280)	93	213	(67)	(76)	(71)	8	63	239	—
Common stock issued for matching contribution to 401(k) plan and other	870	973	2,145	1,329	202	604	741	1,264	835	3,676	2,840
Provision for deferred income taxes	4,619	6,794	6,426	8,325	(117)	(3,420)	8,853	756	1,625	14,634	11,234
Minority interests and other	17	(54)	—	26	129	1,034	(209)	785	852	155	1,428
Changes in assets and liabilities, net of business combinations:										—	—
Accounts Receivable	(17,700)	(16,177)	(17,489)	(13,808)	(29,334)	(20,663)	4,177	(4,081)	(7,463)	(60,631)	(7,367)
Prepaid and other	4,721	(22,637)	2,289	5,998	3,865	(5,489)	(3,060)	(19,054)	(1,359)	12,152	(23,473)
Deferred revenue	5,647	27,845	7,963	3,689	16,528	34,940	6,728	3,613	2,351	28,180	12,692
Accrued business reorganization and other costs	(9,050)	(5,364)	(3,995)	(4,927)	(1,608)	(1,833)	(1,972)	(1,433)	(732)	(10,530)	(4,137)
Accounts payable, accrued liabilities and other	(10,931)	3,088	12,402	310	15,788	(1,520)	(46)	38,582	21,813	28,500	60,349
Net cash used for operating activities of discontinued operations	14,624	21,519	(40,298)	(9,999)	7,091	2,509	(10,683)	(8,167)	(793)	(43,206)	(19,643)
Total adjustments	1,061	21,247	(23,428)	1,120	22,118	19,621	20,793	33,346	35,515	(190)	89,654
Net cash provided by (used for) operating activities	13,284	33,379	(11,023)	17,360	42,106	44,092	41,363	52,922	66,336	48,443	160,621

Cash flows provided by (used in) investing activities:
Capital expenditures	(8,726)	(2,934)	(2,927)	(6,111)	(4,788)	(2,777)	(7,935)	(7,618)	(8,543)	(13,826)	(24,096)
Payments for acquisitions and intangible assets, net of cash acquired	(2,834)	(6,923)	(25,931)	(90,182)	(1,813)	(1,958)	(42,477)	(7,010)	(2,265)	(117,926)	(51,752)
Investment in unconsolidated affiliate	—	—	—	—	—	—	(50,137)	—	—	—	(50,137)
Cash funded for sale of subsidiaries	—	—	—	—	—	(2,802)	(432)	—	—	—	(432)
Sale of long-term investment	—	—	—	—	—	—	1,878	—	125	—	2,003
Proceeds from sale of business	—	—	—	—	—	9,612	—	50,181	(658)	—	49,523
Net cash used for investing activities of discontinued operations	2,290	(4,384)	(4,916)	(2,579)	(1,375)	(764)	(698)	(12)	—	(8,870)	(710)
Net cash provided by (used for) investing activities	(9,270)	(14,241)	(33,774)	(98,872)	(7,976)	1,311	(99,801)	35,541	(11,341)	(140,622)	(75,601)

Cash flows provided by (used in) financing activities:
Net repayments under line of credit and capital lease obligations	(13,232)	(886)	(174)	(196)	(339)	(763)	(507)	(1,328)	(302)	(709)	(2,137)
Proceeds from the issuance of common stock	—	—	55,663	10	—	—	—	—	—	55,673	—
Cash received from the exercise of employee stock options	10,062	4,433	2,714	8,051	978	34,068	3,653	10,733	23,323	11,743	37,709
Repurchase of common stock	—	—	—	—	—	—	—	(1,398)	—	—	(1,398)
Net cash used for financing activities of discontinued operations	(1,682)	(32)	—	—	—	—	—	—	—	—	—
Net cash provided by (used in) financing activities	(4,852)	3,515	58,203	7,865	639	33,305	3,146	8,007	23,021	66,707	34,174

Effects of exchange rates on cash	181	1,487	227	(37)	239	2,191	(1,894)	(1,577)	(125)	429	(3,596)

Net increase (decrease) in cash and cash equivalents	(657)	24,140	13,633	(73,684)	35,008	80,899	(57,186)	94,893	77,891	(25,043)	115,598
Cash and cash equivalents, beginning of period	118,772	118,115	142,255	155,888	82,204	117,212	198,111	140,925	235,818	142,255	198,111
Cash and cash equivalents, end of period	$118,115	$142,255	$155,888	$82,204	$117,212	$198,111	$140,925	$235,818	$313,709	$117,212	$313,709

Free cash flow (1):
Net cash provided by (used for) operating activities	$13,284	$33,379	$(11,023)	$17,360	$42,106	$44,092	$41,363	$52,922	$66,336	$48,443	$160,621
Less: Capital expenditures	(8,726)	(2,934)	(2,927)	(6,111)	(4,788)	(2,777)	(7,935)	(7,618)	(8,543)	(13,826)	(24,096)
Free cash flow	$4,558	$30,445	$(13,950)	$11,249	$37,318	$41,315	$33,428	$45,304	$57,793	$34,617	$136,525

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Consolidated Condensed Balance Sheets

(unaudited, in thousands)

	Trended Quarterly Data
	Q3 2003	Q4 2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005
ASSETS
Current assets:
Cash and cash equivalents	$118,115	$142,255	$155,888	$82,204	$117,212	$198,111	$140,925	$235,818	$313,709
Accounts recievable, net	212,428	228,848	246,915	273,252	301,431	318,530	315,362	317,378	321,243
Prepaid and other	58,232	62,620	55,659	54,306	51,499	51,826	47,874	54,128	53,704
Current assets of discontinued operations	143,975	133,260	124,097	128,671	146,349	135,044	125,980	—	—
Total current assets	532,750	566,983	582,559	538,433	616,491	703,511	630,141	607,324	688,656

Property and equipment, net	77,912	76,136	73,039	84,530	82,482	81,415	82,689	83,352	84,542
Goodwill	347,319	372,486	389,608	564,261	558,564	607,753	615,832	592,752	589,981
Intangibles, net	12,096	12,023	27,738	43,332	54,452	56,985	52,177	48,198	50,674
Others assets	9,079	15,485	17,674	13,305	13,300	17,171	14,805	26,640	26,447
Investment in unconsolidated affiliate	—	—	—	—	—	—	49,927	49,351	48,935
Long-term assets of discontinued operations	79,211	79,166	82,801	83,760	83,702	76,778	76,231	—	—
Total assets	$1,058,367	$1,122,279	$1,173,419	$1,327,621	$1,408,991	$1,543,613	$1,521,802	$1,407,617	$1,489,235

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts Payable, accrued expenses and other	$244,735	$239,536	$251,464	$276,947	$284,982	$286,465	$285,759	$307,909	$322,846
Accrued business reorganization and spin-off costs	39,322	33,958	29,962	25,035	23,428	21,595	19,623	18,190	17,458
Deferred revenue	126,831	154,676	162,856	180,196	196,724	231,382	242,100	245,713	248,063
Current portion of long-term debt	4,088	2,623	10,814	22,492	22,833	29,262	31,980	26,572	29,903
Current liabilties of discontinued operations	204,305	209,202	158,464	151,562	175,040	162,039	140,965	—	—
Total current liabilities	619,281	639,995	613,560	656,232	703,007	730,743	720,427	598,384	618,270

Long-term debt, less current portion	2,137	2,029	9,287	34,311	34,196	33,975	14,653	14,363	14,805
Other long-term liabilities	8,015	11,695	13,942	15,404	17,238	23,259	30,234	36,156	37,578
Long-term liabilities of discontinued operations	50	368	336	223	118	122	205	—	—
Total liabilities	629,483	654,087	637,125	706,170	754,559	788,099	765,519	648,903	670,653

Stockholders’ equity:
Common stock and class B common stock	113	114	117	120	120	122	122	122	124
Additional paid-in capital	961,510	968,994	1,029,961	1,099,571	1,104,395	1,146,708	1,153,681	1,167,900	1,196,932
Accumulated other comprehensive income	39,237	58,928	53,655	55,760	64,369	98,027	71,804	40,267	39,740
Unamortized stock based compensation	—	—	—	(2,801)	(3,240)	(2,603)	(3,154)	(2,981)	(2,441)
Retained earnings (deficit)	(571,976)	(559,844)	(547,439)	(531,199)	(511,212)	(486,740)	(466,170)	(446,594)	(415,773)
Total stockholders’ equity	428,884	468,192	536,294	621,451	654,432	755,514	756,283	758,714	818,582

Total liabilities and stockholders’ equity	$1,058,367	$1,122,279	$1,173,419	$1,327,621	$1,408,991	$1,543,613	$1,521,802	$1,407,617	$1,489,235
	—	—	—	—	—	—	—	—	—
Selected Financial Ratios(2):
- Annualized return on equity	11.8%	10.8%	9.9%	11.2%	12.5%	13.9%	10.9%	10.3%	15.6%
- Annualized return on capital employed (ROCE)	18.2%	16.0%	13.9%	14.9%	17.4%	18.2%	15.9%	18.6%	21.2%
- Book value per share	$3.81	$4.14	$4.63	$5.24	$5.51	$6.27	$6.26	$6.24	$6.61
- Cash per share	$1.05	$1.26	$1.35	$0.69	$0.99	$1.64	$1.17	$1.94	$2.54

(2) - See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.

Segment and Geographic Information and Operating Metrics

(unaudited, in thousands, except as noted)

	Trended Quarterly Data									Year to Date Data
	Q3 2003(1)	Q4 2003(1)	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	9M 2004	9M 2005

Segment revenue by geographic region:
Monster North America	$91,429	$90,605	$104,997	$115,894	$126,896	$135,252	$148,317	$152,212	$161,998	$347,787	$462,527
Monster International	12,354	14,315	17,165	26,010	30,783	36,912	41,217	45,879	44,836	73,958	131,932
Monster revenue	$103,783	$104,920	$122,162	$141,904	$157,679	$172,164	$189,534	$198,091	$206,834	$421,745	$594,459

Advertising & Communications North America	$15,529	$17,898	$17,495	$17,553	$19,292	$21,427	$19,762	$18,932	$21,540	$54,340	$60,234
Advertising & Communications International	19,344	19,381	21,553	21,871	21,648	21,383	22,757	21,956	20,914	65,072	65,627
Advertising & Communications revenue	$34,873	$37,279	$39,048	$39,424	$40,940	$42,810	$42,519	$40,888	$42,454	$119,412	$125,861

Segment OIBDA by geographic region:
Monster North America	$28,937	$30,823	$28,678	$34,165	$40,018	$49,405	$50,999	$55,332	$61,542	$102,861	$167,873
Monster International	(356)	(904)	(1,142)	2,283	2,588	4,849	925	296	356	3,729	1,577
Monster OIBDA (1)	$28,581	$29,919	$27,536	$36,448	$42,606	$54,254	$51,924	$55,628	$61,898	$106,590	$169,450

Advertising & Communications North America	$(2,449)	$2,018	$2,159	$2,242	$2,848	$2,361	$3,182	$1,632	$3,551	$7,249	$8,365
Advertising & Communications International	1,852	1,598	741	1,014	553	(2,653)	774	670	2,574	2,308	4,018
Advertising & Communications OIBDA (1)	$(597)	$3,616	$2,900	$3,256	$3,401	$(292)	$3,956	$2,302	$6,125	$9,557	$12,383

Corporate expenses before depreciation and amortization	$(6,921)	$(10,273)	$(6,750)	$(8,173)	$(8,858)	$(12,035)	$(9,005)	$(9,314)	$(10,469)	$(23,781)	$(28,788)

Segment operating income (loss) by geographic region:(1)
Monster North America	$25,523	$26,947	$24,728	$29,665	$34,998	$44,764	$46,042	$50,323	$56,646	$89,391	$153,011
Monster International	(1,158)	(1,756)	(2,022)	863	(356)	3,328	(1,565)	(2,108)	(2,061)	(1,515)	(5,734)
Monster operating income	$24,365	$25,191	$22,706	$30,528	$34,642	$48,092	$44,477	$48,215	$54,585	$87,876	$147,277

Advertising & Communications North America	$(3,578)	$577	$978	$1,018	$1,657	$1,240	$2,125	$537	$2,308	$3,653	$4,970
Advertising & Communications International	1,411	1,115	190	460	(11)	(3,340)	314	226	2,139	639	2,679
Advertising & Communications operating income (loss)	$(2,167)	$1,692	$1,168	$1,478	$1,646	$(2,100)	$2,439	$763	$4,447	$4,292	$7,649

Corporate expenses	$(8,183)	$(10,557)	$(7,524)	$(9,319)	$(9,848)	$(12,926)	$(10,247)	$(10,117)	$(11,303)	$(26,691)	$(31,667)

Consolidated revenue by geographic region:
North America	$106,958	$108,503	$122,492	$133,447	$146,188	$156,679	$168,079	$171,144	$183,538	$402,127	$522,761
International	31,698	33,696	38,718	47,881	52,431	58,295	63,974	67,835	65,750	139,030	197,559
Consolidated revenue	$138,656	$142,199	$161,210	$181,328	$198,619	$214,974	$232,053	$238,979	$249,288	$541,157	$720,320

Consolidated OIBDA by geographic region:
North America	$26,488	$32,841	$30,837	$36,407	$42,866	$51,766	$54,181	$56,964	$65,093	$110,110	$176,238
International	1,496	694	(401)	3,297	3,141	2,196	1,699	966	2,930	6,037	5,595
Corporate	(6,921)	(10,273)	(6,750)	(8,173)	(8,858)	(12,035)	(9,005)	(9,314)	(10,469)	(23,781)	(28,788)
Consolidated OIBDA	$21,063	$23,262	$23,686	$31,531	$37,149	$41,927	$46,875	$48,616	$57,554	$92,366	$153,045

Consolidated operating income (loss) by geographic region:
North America	$21,945	$27,524	$25,706	$30,683	$36,655	$46,004	$48,167	$50,860	$58,954	$93,044	$157,981
International	253	(641)	(1,832)	1,323	(367)	(12)	(1,251)	(1,882)	78	(876)	(3,055)
Corporate	(8,183)	(10,557)	(7,524)	(9,319)	(9,848)	(12,926)	(10,247)	(10,117)	(11,303)	(26,691)	(31,667)
Consolidated operating income	$14,015	$16,326	$16,350	$22,687	$26,440	$33,066	$36,669	$38,861	$47,729	$65,477	$123,259

Operating Metrics:

Global employees (ones)	3,098	3,175	3,388	3,954	4,097	4,210	4,472	4,551	4,634	4,097	4,634
Annualized revenue per average employee	$178.5	$181.3	$196.5	$197.6	$197.4	$207.0	$213.8	$211.9	$217.1	$197.1	$214.3

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster North America operating margin	27.9%	29.7%	23.6%	25.6%	27.6%	33.1%	31.0%	33.1%	35.0%	25.7%	33.1%
Monster International operating margin	-9.4%	-12.3%	-11.8%	3.3%	-1.2%	9.0%	-3.8%	-4.6%	-4.6%	-2.0%	-4.3%
Monster operating margin	23.5%	24.0%	18.6%	21.5%	22.0%	27.9%	23.5%	24.3%	26.4%	20.8%	24.8%
Consolidated operating margin	10.1%	11.5%	10.1%	12.5%	13.3%	15.4%	15.8%	16.3%	19.1%	12.1%	17.1%
Consolidated OIBDA margin	15.2%	16.4%	14.7%	17.4%	18.7%	19.5%	20.2%	20.3%	23.1%	17.1%	21.2%

Monster Worldwide, Inc.

Quarterly Operations as a % of Revenue

(unaudited)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q3 2003	Q4 2003(1)	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	9M 2004	9M 2005

Monster	74.8%	73.8%	75.8%	78.3%	79.4%	80.1%	81.7%	82.9%	83.0%	77.9%	82.5%
Advertising & Communications	25.2%	26.2%	24.2%	21.7%	20.6%	19.9%	18.3%	17.1%	17.0%	22.1%	17.5%
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	45.1%	47.9%	44.0%	44.9%	46.0%	47.3%	42.9%	43.9%	43.6%	45.1%	43.5%
Office and general	19.3%	18.4%	17.8%	16.7%	16.5%	16.0%	16.0%	15.8%	14.7%	16.9%	15.5%
Marketing and promotion	20.4%	17.4%	23.5%	21.0%	18.8%	17.2%	20.9%	20.0%	18.6%	20.9%	19.8%
OIBDA(1)	15.2%	16.4%	14.7%	17.4%	18.7%	19.5%	20.2%	20.3%	23.1%	17.1%	21.2%

Depreciation expense	4.1%	4.2%	3.9%	3.7%	3.5%	2.7%	3.0%	2.9%	2.8%	3.7%	2.9%
Amortization of stock based compensation	0.6%	0.4%	0.3%	0.5%	0.4%	0.3%	0.4%	0.2%	0.2%	0.4%	0.3%
Amortization of intangibles	0.3%	0.3%	0.4%	0.7%	1.5%	1.1%	1.0%	1.0%	0.9%	0.9%	0.9%
Operating expenses	89.9%	88.5%	89.9%	87.5%	86.7%	84.6%	84.2%	83.7%	80.9%	87.9%	82.9%

Operating income	10.1%	11.5%	10.1%	12.5%	13.3%	15.4%	15.8%	16.3%	19.1%	12.1%	17.1%
Interest and other, net	0.0%	-0.1%	-0.2%	-0.2%	-0.1%	0.0%	0.0%	0.4%	0.3%	-0.2%	0.2%
Income from cont. operations, pre-tax	10.1%	11.4%	10.0%	12.3%	13.2%	15.3%	15.8%	16.7%	19.4%	11.9%	17.3%

Income taxes	3.3%	3.3%	3.3%	4.1%	4.3%	5.3%	5.6%	5.8%	6.8%	3.9%	6.1%
Losses in equity interests	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.1%	-0.2%	-0.3%	0.0%	-0.2%
Income from continuing operations	6.7%	8.0%	6.7%	8.2%	8.9%	10.1%	10.1%	10.7%	12.4%	8.0%	11.1%

Reorganization charges, net of tax	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Income (loss) from disc. operations, net of tax	2.1%	0.5%	1.0%	0.8%	1.2%	1.3%	-1.2%	-2.5%	0.0%	1.0%	-1.2%

Net income	8.8%	8.5%	7.7%	9.0%	10.1%	11.4%	8.9%	8.2%	12.4%	9.0%	9.9%

Monster Worldwide, Inc.

Quarterly Statements of Operations - Non-GAAP to GAAP Reconciliations

(unaudited, in thousands, except per share amounts)

Non-GAAP to GAAP Reconciliations

		Add	Q4 2003
Summary P&L Information	Q4 2003(1)	Adjustments*	GAAP

Monster	$104,920	$—	$104,920
Advertising & Communications	37,279	—	37,279
Revenue	142,199	—	142,199

Salary and related	68,631	—	68,631
Office and general	25,602	—	25,602
Marketing and promotion	24,704	—	24,704
OIBDA(1)	23,262	—	23,262

Depreciation expense	6,012	—	6,012
Amortization of stock based compensation	498	—	498
Amortization of intangibles	426	—	426
Business reorganization and spin-off charges	—	28	28

Operating expenses	125,873	28	125,901

Operating income (loss)	16,326	(28)	16,298
Interest and other, net	(179)	—	(179)
Income (loss) from continuing operations, pre-tax	16,147	(28)	16,119

Income taxes	4,709	—	4,709
Losses in equity interests	—	—	—
Income (loss) from continuing operations	11,438	(28)	11,410

Business reorganization and spin-off charges, net of tax	(28)	28	—
Income (loss) from discontinued operations, net of tax	722	—	722

Net income (loss)	$12,132	$—	$12,132

Basic earnings (loss) per share:
Income from continuing operations	$0.10	$—	$0.10
Net income (loss)	$0.11	$—	$0.11

Diluted earnings (loss) per share:
Income from continuing operations	$0.10	$—	$0.10
Net income (loss)	$0.11	$—	$0.11

Weighted avg. shares outstanding:
Basic shares	112,838	112,838	112,838
Diluted shares	115,514	115,514	115,514

		Add	Q3 2003		Add	Q4 2003
Segment operating income (loss) by geographic region:	Q3 2003	Adjustments*	GAAP	Q4 2003	Adjustments*	GAAP
Monster North America	$25,523	$178	$25,701	$26,947	$32	$26,979
Monster International	(1,158)	—	(1,158)	(1,756)	14	(1,742)
Monster operating income	$24,365	$178	$24,543	$25,191	$46	$25,237

Advertising & Communications North America	$(3,578)	$187	$(3,391)	$577	$33	$610
Advertising & Communications International	1,411	—	1,411	1,115	3	1,118
Advertising & Communications operating income (loss)	$(2,167)	$187	$(1,980)	$1,692	$36	$1,728

Corporate expenses	$(8,183)	$(365)	$(8,548)	$(10,557)	$(110)	$(10,667)

Consolidated operating income (loss)	$14,015	$—	$14,015	$16,326	$(28)	$16,298

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

* - Represents business reorganization and other special charges